Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AND

SECOND AMENDMENT

TO

FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL

AGREEMENT

dated as of

May 9, 2017

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,

The Other Grantors Party Hereto,

and

The Lenders and Other Parties Party Hereto

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT

AGREEMENT AND SECOND AMENDMENT TO FOURTH AMENDED AND

RESTATED GUARANTEE AND COLLATERAL AGREEMENT

THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 9, 2017 (collectively, this “Fifth Amendment”), are by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), the other Grantors (as defined in the Guarantee and Collateral Agreement referred to below) party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders and other parties party hereto, as applicable.

RECITALS

A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, and that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower;

B.     The Borrower, the Administrative Agent and the other parties thereto are parties to that certain Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of September 17, 2015 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”); and

C.    The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement and the Guarantee and Collateral Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Fifth Amendment refer to articles and sections of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. As of the Fifth Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	The leverage-based pricing grid in the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

Leverage-Based Pricing Grid
Level	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin		Unused Fee on Committed Amount
I	≤ 3.00 to 1.00	1.500%	0.500%		0.250%
II	> 3.00 to 1.00 but ≤ 3.50 to 1.00	1.750%	0.750%		0.300%
III	> 3.50 to 1.00 but ≤ 4.00 to 1.00	2.000%	1.000%		0.300%
IV	> 4.00 to 1.00 but ≤ 4.50 to 1.00	2.375%	1.375%		0.500%
V	> 4.50 to 1.00 but ≤ 5.00 to 1.00	2.500%	1.500%		0.500%
VI	>5.00 to 1.00 but ≤5.50 to 1.00	2.750%	1.750%		0.500%
VII	>5.50 to 1.00	3.000%	2.00	0%	0.500%

(ii)	Clause (y) of the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

(y)    on or after July 1, 2016, Level VII, until such time as the applicable Borrower Party shall deliver such financial statements.

(iii)	The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus or minus, as applicable, the following amounts relating to such period (without duplication):

(a)    Basic EBITDA adjustments. Plus the following expenses, charges, losses and similar items to the extent deducted in determining Consolidated Net Income for such period:

(i)    total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees) and non-cash accretion of discount) net of interest income,

(ii)    provision for taxes based on income (including any Texas franchise Tax provided such franchise Tax is a Tax based on income), foreign withholding taxes and other taxes similar to the foregoing, and

(iii)    all depreciation and amortization expenses.

(b)    Exclusion of other non-cash items. Plus all non-cash expenses, charges, losses, and similar items, and minus all non-cash revenues, incomes, gains and similar items, in each case, to the extent deducted or included in determining Consolidated Net Income for such period, including those relating to the following:

(i)    all depletion, impairments, write-offs and similar items (including impairment of assets, as contemplated in the Statement of Financial Accounting Standards No. 144 (or any codification thereof), “Accounting for the Impairment or Disposal of Long-Lived Assets”),

(ii)    accretion expenses associated with provision for abandonment costs,

(iii)    unrealized expenses, charges, losses, revenues, incomes, gains and similar items relating to hedging transactions,

(iv)    equity-based compensation expenses that are not settled in cash, and

(v)    lower of cost or market adjustments to inventory.

(c)    Certain additional exclusions. Plus or minus the following additional exclusions:

(i)    plus expenses, charges, losses and similar items relating to the following:

(A)    sales or other dispositions of assets other than inventory sold in the ordinary course of business,

(B)    items necessary to reconcile the calculation of Consolidated EBITDA to the Borrower’s calculation of Adjusted EBITDA for purposes of its public disclosures, including filings with the SEC; provided, that such items do not exceed 2% of the Borrower’s calculation of Consolidated EBITDA including such items,

(C)    extraordinary items (as contemplated by GAAP),

(D)    Transaction Costs, and

(E)    Specified Dispute Costs.

(ii)    minus revenue, gains, income and similar items relating to the following:

(A)    sales or other dispositions of assets other than inventory sold in the ordinary course of business,

(B)    items necessary to reconcile the calculation of Consolidated EBITDA to the Borrower’s calculation of Adjusted EBITDA for purposes of its public disclosures, including filings with the SEC; provided, that such items do not exceed 2% of the Borrower’s calculation of Consolidated EBITDA including such items, and

(C)    extraordinary items (as contemplated by GAAP).

(d)    Certain substitutions of cash amounts (if any) in lieu of certain excluded GAAP amounts. Plus the following substitutions:

(i)    cash received (if any) by the Borrower or any Restricted Subsidiary pursuant to any Direct Financing Lease in substitution of any GAAP items reflected in such period attributable to Direct Financing Leases, and

(ii)    cash dividends or distributions (or with respect to NEJD SPE 1, loan payments under the NEJD Intercompany Note) received (if any) by the Borrower or any Restricted Subsidiary from Unrestricted Subsidiaries, Joint Ventures, equity investees and any other Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary in substitution of any GAAP items reflected in such period attributable to income/loss of such Persons; provided, that such all such dividends or distributions with respect to a relevant accounting period that the Borrower or any Restricted Subsidiary receives within 15 days after such accounting period shall be included as if such amounts had been received during such accounting period.

Notwithstanding the foregoing, (i) with respect to any Test Period or Calculation Period that includes any fiscal quarter commencing with the fiscal quarter ending on June 30, 2017 and ending with the fiscal quarter ending on March 31, 2018 (each a “Unit Price Smoothing Quarter”), Consolidated EBITDA for each Unit Price Smoothing Quarter shall not include that portion of GAAP compensation expense (positive or negative) attributable to equity-based compensation settled in cash to the extent such expense results from the

Borrower’s common unit price being in excess of or below $32.00 per unit, and (ii) with respect to any Test Period or Calculation Period that includes any fiscal quarter commencing with the fiscal quarter ending on June 30, 2018 and ending with the fiscal quarter ending on March 31, 2019 (each a “Unit Price True-up Quarter”), Consolidated EBITDA for each Unit Price True-up Quarter shall include (in addition to the applicable GAAP compensation expense) true-up compensation expense (positive or negative) attributable to equity-based compensation settled in cash in an amount (positive or negative) equal to twenty-five percent (25%) of the product of (x) the difference (positive or negative) between the Borrower’s common unit price on March 31, 2018 minus $32.00, multiplied by (y) number of units outstanding underlying the awards that were adjusted pursuant to clause (i) immediately above.

(iv)	The definition of “Disqualified Equity” is hereby amended by replacing the reference to “the Maturity Date” therein with “the Stated Maturity Date”.

(v)	The definition of “Flood Insurance Regulations” is hereby amended and restated in its entirety as follows:

“Flood Insurance Regulations” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004, (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto and (f) any regulations promulgated thereunder.

(vi)	The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means May 9, 2022, subject to extension pursuant to Section 2.21 (the “Stated Maturity Date”); provided that if the 5.750% senior notes due 2021 issued by the Borrower and Genesis Energy Finance Corporation have not been refinanced or repaid in full (and in the case of a refinancing with Indebtedness, with the maturity date of such Indebtedness being no earlier than November 9, 2022) on or prior to November 15, 2020, the Maturity Date means November 15, 2020.

(vii)	The definition of “Substantial Transaction” is hereby amended and restated in its entirety as follows:

“Substantial Transaction” means any Permitted Acquisition, any acquisition that results in a Joint Venture, any acquisition that is consummated through an Unrestricted Subsidiary or a Joint Venture, or any Divestiture in respect of which the aggregate Acquisition Consideration (or, in the case of a

Divestiture, the consideration paid by the purchaser if calculated in the same manner as the definition of Acquisition Consideration) is in excess of $25,000,000; provided, that the Borrower’s Divestiture from time to time in one or more transactions of all or any portion of the VKGC Business and/or the Wink Business shall not be considered for purposes of (i) determining if any Divestiture constitutes a Substantial Transaction or (ii) performing calculations on a Pro Forma Basis pursuant to this Agreement.

(b)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

“Fifth Amendment Effective Date” means the “Fifth Amendment Effective Date” as defined in that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement dated as of May 9, 2017 among the Borrower, the other Grantors party thereto, the Administrative Agent, the Lenders and other parties thereto.

“Specified Dispute Costs” means all expenses, charges, losses, costs and similar items (including those relating to prosecuting or defending claims, such as fees of attorneys, experts and others; damages; and penalties and interests) relating to three on-going disputes between the Borrower and/or its subsidiaries, on the one hand, and various third parties and/or their affiliates, on the other hand, each of which disputes the Borrower previously has generically described to the Lenders; provided, however, that the Borrower may not exclude more than $20 million in aggregate Specified Dispute Costs during the term of this Agreement to derive Consolidated EBITDA from time to time.

“Stated Maturity Date” has the meaning assigned to such term in the definition of “Maturity Date.”

“VKGC Business” means operations, activities, assets and related liabilities attributable to the following offshore natural gas assets: the Viosca Knoll Gathering System (including the platform located on VK Block 817); the Medusa Gathering System; Flextrend’s oil and gas leases, wells and related production facilities.

“Wink Business” means operations, activities, assets and related liabilities attributable to crude oil rail and terminalling facilities located in and around Wink, Texas.

(c)	Section 2.02(d), 2.06(c) and 6.01(j) of the Credit Agreement are hereby amended by replacing “the Maturity Date” therein with “the Stated Maturity Date”.

(d)	Sections 2.21(a) of the Credit Agreement is hereby amended by replacing “the Maturity Date” in each place it appears therein with “the Stated Maturity Date”.

(e)	Section 2.21(e) of the Credit Agreement is hereby amended by replacing each of “the Maturity Date” and “such Maturity Date” therein with “the Stated Maturity Date”.

(f)	Section 5.10 of the Credit Agreement is hereby amended by adding a new subsection (e), stated in its entirety as follows:

“(e)    Notwithstanding anything to the contrary, to the extent that the Borrower or any Restricted Subsidiary is required to grant a Mortgage on or after the Fifth Amendment Effective Date on any Real Property (other than Excluded Property) on which any “Building” or “Manufactured (Mobile) Home” (each, as defined in the applicable Flood Insurance Regulations and to the extent not constituting Excluded Property) is located (the “Additional Improved Real Property”), prior to the execution and delivery of such Mortgage with respect to such Additional Improved Real Property, the Administrative Agent shall provide to the Lenders (which may be delivered electronically) (i) a standard life of loan flood hazard determination form for such Additional Improved Real Property, and (ii) if such Additional Improved Real Property is in a special flood hazard area, (A) a notice acknowledged by the Borrower or applicable Restricted Subsidiary of that fact and (if applicable) that flood insurance coverage is not available and (B) if flood insurance is available in the community in which such Additional Improved Real Property is located, a policy of flood insurance in compliance with Flood Insurance Regulations. To the extent that any such Additional Improved Real Property is subject to the provisions of the Flood Insurance Regulations, upon the earlier of (i) twenty (20) Business Days from the date the information required by the immediately preceding sentence is provided to the Lenders and (ii) receipt by the Administrative Agent of a notice from each Lender (which may be delivered electronically) that such Lender has completed all necessary flood insurance diligence with respect to such Additional Improved Real Property, the Administrative Agent may permit the execution and delivery of the applicable Mortgage in favor of the Administrative Agent.”

(g)	Section 5.12(d) of the Credit Agreement is hereby amended by inserting the phrase “to the extent such flood insurance coverage is available,” immediately following the phrase “may from time to time require,”.

(h)	Section 6.06 of the Credit Agreement is hereby amended by replacing the last sentence thereof with “To the extent the Required Lenders waive the provisions of this Section 6.06 with respect to the disposition of any Collateral (including the Divestiture of any Guarantor), or any Collateral is disposed as permitted by this Section 6.06 (including the Divestiture of any Guarantor), (i) such Collateral (unless disposed of to a Borrower Party) shall be sold free and clear of the Liens created by the Security Documents, (ii) the Guarantee of any divested Guarantor that ceases to be a Restricted Subsidiary shall be released, and (iii) the Administrative Agent shall take all actions it deems appropriate in order to effect the foregoing.”

(i)	Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)    Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.50 to 1.00 as of the last day of the Test Period ending on March 31, 2017, (ii) 5.75 to 1.00 as of the last day of the Test Periods ending on June 30, 2017 through June 30, 2018, (iii) 5.50 to 1.00 as of the last day of the Test Periods ending on September 30, 2018 through December 31, 2019, (iv) 5.25 to 1.00 as of the last day of the Test Periods ending on March 31, 2020 through December 31, 2020 and (v) 5.00 to 1.00 as of the last day of any Test Period thereafter.

(j)	Section 8.12 of the Credit Agreement is hereby amended by adding a new subsection (d), stated in its entirety as follows:

“(d)    The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Security Documents (i) if such Person ceases to be a Restricted Subsidiary, (ii) upon such Person ceasing to be a required Guarantor pursuant a sale or other disposition in compliance with Section 6.06, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 9.02) or (iv) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release any such Guarantor pursuant to this Section 8.12.”

(k)	Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

(l)	Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

SECTION 3. Amendment to Guarantee and Collateral Agreement. As of the Fifth Amendment Effective Date, the Guarantee and Collateral Agreement is amended as follows:

(a)	The second sentence of Section 10.14(b) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

At the request and sole expense of the Borrower, a Grantor (other than the Borrower) shall be released from its obligations hereunder under the circumstances set forth in Section 8.12(d) of the Credit Agreement; provided that the Administrative Agent shall not be required to evidence such release in writing unless and until the Borrower shall have delivered to the Administrative Agent a written request therefor identifying the relevant Grantor and the terms of any applicable sale or other disposition or transaction in reasonable detail, together with, upon the request of the Administrative Agent, a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

SECTION 4. Conditions to Effectiveness. This Fifth Amendment shall not become effective until the date (the “Fifth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)	The Administrative Agent shall have received from all Lenders, the Borrower and the other parties hereto, executed counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment.

(b)	The Administrative Agent shall have received a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.

(c)	The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Fifth Amendment Effective Date, the favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Borrower Parties, and of other counsel to the Borrower Parties reasonably requested by the Administrative Agent, in each case, in form and substance satisfactory to the Administrative Agent, dated as of the Fifth Amendment Effective Date in substantially the same scope as those delivered under the Credit Agreement prior to the Fifth Amendment Effective Date.

(d)	The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, executed on behalf of each of the Borrower Parties, which certificate shall certify as to the financial condition and solvency of the Borrower and each of the other Borrower Parties, on a consolidated basis with their respective Subsidiaries, in each case, after giving effect to this Fifth Amendment and the transactions contemplated hereby.

(e)	The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(f)	The Administrative Agent shall have received, at least five (5) Business Days prior to the Fifth Amendment Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act.

(g)	The Administrative Agent shall have received and reviewed lien searches reasonably requested by the Administrative Agent, and the Borrower shall have delivered duly completed UCC-3 termination statements requested by the Administrative Agent with respect to any Liens reflected in such search results that are not permitted by the Credit Agreement.

(h)	The Administrative Agent shall have received with respect to the Borrower and each other Borrower Party: (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary or Assistant Secretary of each Borrower Party dated the Fifth Amendment Effective Date and certifying (1) that attached thereto are true and correct copies of the Organizational Documents of such Borrower Party or that there have been no changes to the Organizational Documents thereof from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Borrower Party (and, if applicable, any parent company of such Borrower Party) authorizing the execution, delivery and performance of this Fifth Amendment and any related Loan Documents and approving or consenting to the extension of the Maturity Date, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower Party; (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (B) above; and (D) a certificate executed by a Responsible Officer of the Borrower certifying that at the time of and after giving effect to this Fifth Amendment, (1) all of the representations and warranties of each Borrower Party contained in each Loan Document to which it is a party shall be true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date) and (2) no Default shall have occurred and be continuing.

(i)

The Administrative Agent shall have received “life of loan” flood certification(s) from a firm reasonably acceptable to the Administrative Agent covering any “Building” or “Manufactured (Mobile) Home” (each, as defined in the applicable Flood Insurance Regulations and to the extent not constituting Excluded Property) constituting Collateral showing whether or not such buildings are located in a special flood hazard area subject by federal regulation to mandatory flood insurance requirements, and to the extent required by Section 5.12(d) of the Credit Agreement, provide evidence of flood insurance related thereto.

(j)	The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note.

(k)	The Borrower shall prepay one or more existing Loans in an amount necessary such that, after giving effect to the extension of the “Maturity Date” (as defined immediately prior to the effectiveness of this Fifth Amendment), each Lender will hold its pro rata share (based on its share of the revised Committed Amounts) of outstanding Loans.

(l)	The Administrative Agent shall have received evidence reasonably acceptable to it that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, and the Borrower Parties shall have used commercially reasonable efforts to cause such insurance to (A) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty days after receipt by the Administrative Agent of written notice thereof and (B) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured, loss payee or mortgagee, as the case may be.

(m)	The Administrative Agent shall have received (i) all necessary financing statements and financing statement amendments and (ii) any other Security Documents or amendments thereto reasonably requested by the Administrative Agent for the creation and perfection of Liens in favor of the Secured Parties as contemplated by the Loan Documents, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, and for perfecting Liens in favor of the Secured Parties on the Collateral covered thereby and in form and substance satisfactory to the Administrative Agent.

(n)	The Arrangers shall have received financial projections of the Borrower and its Restricted Subsidiaries, including cash distributions expected from Joint Ventures and Unrestricted Subsidiaries, through December 31, 2021, which shall show compliance on a Pro Forma Basis with the financial covenants set forth in Section 6.14 of the Credit Agreement (as amended by and giving effect to the Fifth Amendment) and shall be otherwise reasonably acceptable to the Arrangers.

(o)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

(p)	Each Exiting Lender (as defined below) shall have been paid an amount equal to the outstanding principal of such Exiting Lender’s Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to such Exiting Lender under the Credit Agreement. Notwithstanding any contrary provisions hereof, this condition may only be waived with the consent of each affected Exiting Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Post-Effectiveness Covenants. On or prior to the date that is 60 days after the Fifth Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Borrower Parties shall have satisfied (or caused to be satisfied) the following requirements:

(a)	the Administrative Agent shall have received, to the extent necessary in connection with the May 9, 2022 Maturity Date or otherwise reasonably requested by the Administrative Agent, fully executed and notarized Mortgage modifications, in proper form for recording in all appropriate offices in all applicable jurisdictions; and

(b)	each Restricted Subsidiary executing or delivering a Mortgage modification pursuant to clause (a) above shall (A) deliver opinions of special counsel related thereto, each in scope, form and substance reasonably satisfactory to Administrative Agent, (B) pay, or cause to be paid, all taxes and fees related to any such registration, filing or recording associated with the foregoing and (C) deliver any other deliverables required by Section 5.10 of the Credit Agreement in connection with the foregoing.

SECTION 6. Assignment and Assumption.

(a)

For an agreed consideration, each Lender (individually an “Assignor” and collectively, the “Assignors”) hereby irrevocably sells and assigns, severally and not jointly, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Committed Amount and Revolving Credit Exposure, as the case may be, identified in Annex I attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively for all Assignors as the “Assigned Interests”)

to the Lenders (individually, an “Assignee” and, collectively, the “Assignees”) set forth on Schedule 2.01 to this Fifth Amendment (which shall replace the existing Schedule 2.01 to the Credit Agreement as of the Fifth Amendment Effective Date), and each Assignee hereby irrevocably purchases and assumes from each Assignor such Assignee’s percentage (as set forth on Schedule 2.01 to this Fifth Amendment) of the Assigned Interests, subject to and in accordance with the Credit Agreement and this Fifth Amendment, as of the Fifth Amendment Effective Date. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Fifth Amendment, without representation or warranty by the Assignors.

(b)	From and after the Fifth Amendment Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors for amounts which have accrued to but excluding the Fifth Amendment Effective Date and to the appropriate Assignees for amounts which have accrued from and after the Fifth Amendment Effective Date.

(c)	Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the percentage of the Assigned Interest set forth on Annex I attached hereto, (B) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated by this Section 6; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made by any other Person in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(d)

Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated hereby, (B) it satisfies the requirements specified in the Credit Agreement and this Fifth Amendment that are required to be satisfied by it in order to acquire the percentage of the Assigned Interests set forth in Schedule 2.01 to this Fifth Amendment, (C) from and after the Fifth Amendment Effective Date, it shall have the obligations of a Lender thereunder to the extent of its percentage (as set forth on Schedule 2.01 to this Fifth Amendment) of the Assigned Interests, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to purchase its percentage of the Assigned Interests (as set forth on Schedule 2.01) on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has supplied to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(e)	After giving effect to the assignments in Section 6(a) of this Fifth Amendment, Santander Bank, N.A., Scotiabanc Inc. and U.S. Bank National Association (each an “Exiting Lender” and collectively, the “Exiting Lenders”) shall cease to be a party hereto as of the Fifth Amendment Effective Date and shall no longer be a “Lender”; provided, however, that provisions of the Credit Agreement that, by their terms, are expressly intended to survive the repayment in full of the Indebtedness evidenced by the Loan Documents, the cancellation of the Committed Amounts or the termination of the Credit Agreement, shall survive for the benefit of the each Exiting Lender. Each Exiting Lender joins in the execution of this Fifth Amendment solely for purposes of effectuating this Fifth Amendment pursuant to Section 4 hereof and assigning its Assigned Interests pursuant to Section 6 hereof.

SECTION 7. Miscellaneous.

(a)	Confirmation. The provisions of the Loan Documents, as amended by this Fifth Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Fifth Amendment.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower and each other Borrower Party party hereto hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and all references in the Loan Documents to the “Guarantee and Collateral Agreement” (or words of similar import) refer to the Guarantee and Collateral Agreement as amended and supplemented hereby without impairing such obligations or Liens in any respect and (d) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Fifth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (ii) as of the date hereof, after giving effect to this Fifth Amendment, no Default has occurred and is continuing.

(c)	Loan Document. This Fifth Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)	Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)	NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS FIFTH AMENDMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first written above.

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer

GENESIS CRUDE OIL, L.P.
GENESIS CO2 PIPELINE, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By:	GEL CHOPS GP, LLC, its general partner

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer and Treasurer

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

CAMERON HIGHWAY PIPELINE I, L.P.

By:	Cameron Highway Pipeline GP, L.L.C., its general partner

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer and Treasurer

ANTELOPE REFINING, LLC
AP MARINE, LLC
BR PORT SERVICES, LLC
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC
CAMERON HIGHWAY PIPELINE GP, L.L.C.
CASPER EXPRESS PIPELINE, LLC
DAVISON PETROLEUM SUPPLY, LLC
DAVISON TRANSPORTATION SERVICES, INC.
DAVISON TRANSPORTATION SERVICES, LLC
DEEPWATER GATEWAY, L.L.C.
FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GEL CHOPS GP, LLC
GEL DEEPWATER, LLC
GEL IHUB, LLC
GEL LOUISIANA FUELS, LLC
GEL ODYSSEY, LLC
GEL OFFSHORE PIPELINE, LLC
GEL OFFSHORE, LLC
GEL POSEIDON, LLC
GEL PRCS, LLC
GEL SEKCO, LLC
GEL TEX MARKETING, LLC
GEL TEXAS PIPELINE, LLC
GEL WYOMING, LLC
GENESIS BR, LLC
GENESIS CHOPS I, LLC
GENESIS CHOPS II, LLC
GENESIS DAVISON, LLC
GENESIS DEEPWATER HOLDINGS, LLC
GENESIS ENERGY FINANCE CORPORATION

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

GENESIS ENERGY, LLC
GENESIS FREE STATE HOLDINGS, LLC
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
GENESIS IHUB HOLDINGS, LLC
GENESIS MARINE, LLC
GENESIS NEJD HOLDINGS, LLC
GENESIS ODYSSEY, LLC
GENESIS OFFSHORE HOLDINGS, LLC
GENESIS OFFSHORE, LLC
GENESIS PIPELINE ALABAMA, LLC
GENESIS POSEIDON HOLDINGS, LLC
GENESIS POSEIDON, LLC
GENESIS RAIL SERVICES, LLC
GENESIS SAILFISH HOLDINGS, LLC
GENESIS SEKCO, LLC
GENESIS SMR HOLDINGS, LLC
GENESIS TEXAS CITY TERMINAL, LLC
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
MANTA RAY GATHERING COMPANY, L.L.C.
MATAGORDA OFFSHORE, LLC
MILAM SERVICES, INC.
POSEIDON PIPELINE COMPANY, L.L.C.
POWDER RIVER CRUDE SERVICES, LLC
POWDER RIVER EXPRESS, LLC
POWDER RIVER OPERATING, LLC
PRONGHORN RAIL SERVICES, LLC
RED RIVER TERMINALS, L.L.C.
SAILFISH PIPELINE COMPANY, L.L.C.
SEAHAWK SHORELINE SYSTEM, LLC
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
TBP2, LLC
TDC SERVICES, LLC
TDC, L.L.C.
TEXAS CITY CRUDE OIL TERMINAL, LLC
THUNDER BASIN HOLDINGS, LLC
THUNDER BASIN PIPELINE, LLC

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer and Treasurer

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

ABN AMRO CAPITAL USA LLC	,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Bank of America, N.A. as a Lender		,

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

BMO Harris Financing, Inc. as a Lender		,

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

BNP Paribas as a Lender		,

By:	/s/ Joseph Pedroncelli II
Name:	Joseph Pedroncelli II
Title:	Vice President

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION as a Lender		,

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Citibank, N.A. as a Lender		,

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Deutsche Bank AG New York Branch As Lender		,

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

By:	/s/ Kai Fang
Name:	Kai Fang
Title:	Associate

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

ROYAL BANK OF CANADA as a Lender		,

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Sumitomo Mitsui Banking Corporation as a Lender		,

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Compass Bank as a Lender		,

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

FIFTH THIRD BANK as a Lender		,

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

REGIONS BANK as a Lender		,

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

US Bank, National Association as a Lender		,

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

The Bank of Nova Scotia as a Lender		,

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

DNB CAPITAL LLC as a Lender		,

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Cadence Bank N.A. as a Lender		,

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Executive Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Santander Bank N.A. as an Exiting Lender		,

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	SVP

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

SCOTIABANC INC. as a Lender		,

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

ZB, N.A. dba Amegy Bank as a Lender		,

By:	/s/ Sam Trail
Name:	Sam Trail
Title:	Senior Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Trustmark National Bank as a Lender		,

By:	/s/ Jeffrey Deutsch
Name:	Jeffrey Deutsch
Title:	Senior Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

Comerica Bank as a Lender		,

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

BOKF, N.A. dba Bank of Texas as a Lender		,

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	SVP – Energy Lending

[Signature Page — Fifth Amendment to Fourth Amended and

Restated Credit Agreement and Second Amendment to Fourth

Amended and Restated Guarantee and Collateral Agreement]

SCHEDULE 2.01

Committed Amounts

(immediately after the Fifth Amendment Effective Date)

Name of Lender	Committed Amount	Percentage of Assigned Interests
Wells Fargo Bank, National Association	$108,000,000	6.352941176471%
Bank of America, N.A.	$108,000,000	6.352941176471%
BMO Harris Financing, Inc.	$108,000,000	6.352941176471%
ABN AMRO Capital USA LLC	$108,000,000	6.352941176471%
BNP Paribas	$108,000,000	6.352941176471%
Capital One, National Association	$108,000,000	6.352941176471%
Citibank, N.A.	$108,000,000	6.352941176471%
Deutsche Bank AG New York Branch	$108,000,000	6.352941176471%
Royal Bank of Canada	$108,000,000	6.352941176471%
The Bank of Nova Scotia	$108,000,000	6.352941176471%
Sumitomo Mitsui Banking Corporation	$108,000,000	6.352941176471%
Compass Bank	$97,250,000	5.720588235294%
Fifth Third Bank	$97,250,000	5.720588235294%
Regions Bank	$90,000,000	5.294117647059%
DNB Capital LLC	$52,500,000	3.088235294118%
Cadence Bank N.A.	$50,000,000	2.941176470588%
ZB, N.A. dba Amegy Bank	$35,000,000	2.058823529412%
Trustmark National Bank	$35,000,000	2.058823529412%
Comerica Bank	$30,000,000	1.764705882353%
BOKF, NA dba Bank of Texas	$25,000,000	1.470588235294%

Total	$1,700,000,000.00	100%

ANNEX I

Committed Amounts

(immediately prior to the Fifth Amendment Effective Date)

Name of Lender	Committed Amount	Percentage of Assigned Interests
ABN AMRO Capital USA LLC	$97,500,000	5.735294117647%
Bank of America, N.A.	97,500,000	5.735294117647%
BMO Harris Financing, Inc.	97,500,000	5.735294117647%
BNP Paribas	97,500,000	5.735294117647%
Capital One, National Association	97,500,000	5.735294117647%
Citibank, N.A.	97,500,000	5.735294117647%
Deutsche Bank AG New York Branch	97,500,000	5.735294117647%
Royal Bank of Canada	97,500,000	5.735294117647%
Sumitomo Mitsui Banking Corporation	97,500,000	5.735294117647%
Wells Fargo Bank, National Association	97,500,000	5.735294117647%
Compass Bank	90,000,000	5.294117647059%
Fifth Third Bank	90,000,000	5.294117647059%
Regions Bank	90,000,000	5.294117647059%
U.S. Bank National Association	90,000,000	5.294117647059%
The Bank of Nova Scotia	61,000,000	3.588235294118%
DNB Capital LLC	52,500,000	3.088235294118%
Cadence Bank, N.A.	50,000,000	2.941176470588%
Santander Bank, N.A.	50,000,000	2.941176470588%
Scotiabanc Inc.	36,500,000	2.147058823529%
Amegy Bank National Association	35,000,000	2.058823529412%
Trustmark National Bank	30,000,000	1.764705882353%
Comerica Bank	25,000,000	1.470588235294%
BOKF, NA dba Bank of Texas	25,000,000	1.470588235294%

Total	$1,700,000,000.00	100%

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE1

Financial Statement Date:                     ,

To:    Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Fourth Amended and Restated Credit Agreement dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016 and that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017 (as so amended and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Genesis Energy, L.P., as borrower (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is the                      of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraphs 1 and 2 for fiscal year-end financial statements]

1.    The Borrower has delivered the year-end audited financial statements required by Section 5.01(a)(i) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[1]	The financial statement certifications certified herein are intended to be reflective of the certifications required under Section 5.01(a) and 5.01(b) of the Credit Agreement. The financial covenant calculations included herein are intended to reflect the components of the financial covenants set forth in Section 6.14. In the event of any conflict or inconsistency between the applicable terms and conditions of the Credit Agreement, on the one hand, and the financial statement certifications and/or financial covenant calculations reflected in this Exhibit I, on the other hand, the terms and conditions of the Credit Agreement shall control.

2.    The Borrower has delivered the year-end unaudited financial statements required by Section 5.01(a)(ii) of the Agreement for the fiscal year of the Borrower ended as of the above date.

[Use following paragraphs 1 and 2 for fiscal quarter-end financial statements]

1.    The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(i) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.    The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(ii) of the Agreement for the fiscal quarter ended as of the above date.

3.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

4.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Loan Documents, and

[select one:]

[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

5.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

6.    [No change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement.]

—or—

[The following changes in GAAP or in the application thereof have occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement and such changes have had the following effects on the financial statements accompanying this Compliance Certificate:]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                                              ,             .

GENESIS ENERGY, L.P.
By:	GENESIS ENERGY, LLC, its general partner

By:
Name:
Title:

For the Quarter/Year ended                                               (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I. Interest Coverage Ratio.

A. Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

B. Consolidated Interest Expense for such period:	$

C. Consolidated Interest Coverage Ratio (Line I.A ÷ Line I.B):	to 1.00

Minimum Consolidated Interest Coverage Ratio commencing with the Test Period ending September 30, 2015:	3.00 to 1.00[2]

[2]	During a Permitted Acquisition Period, the minimum Consolidated Interest Coverage Ratio as at the last day of each Test Period shall not be less than 2.75 to 1.00.

II. Leverage Ratios.

Consolidated Leverage Ratio

A. Consolidated Total Funded Debt as at the Statement Date:	$

B. Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

C. Consolidated Leverage Ratio (Line II.A ÷ Line II.B):		to 1.00

Maximum Consolidated Leverage Ratio as of the last day of the Test Period(s) ending on:

March 31, 2017	5.50 to 1.00

June 30, 2017 through June 30, 2018	5.75 to 1.00

September 30, 2018 through December 31, 2019	5.50 to 1.00

March 31, 2020 through December 31, 2020	5.25 to 1.00

March 31, 2021 and thereafter	5.00 to 1.00

Consolidated Senior Secured Leverage Ratio

A. Consolidated Total Senior Secured Funded Debt as at the Statement Date:	$

B. Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

C. Consolidated Senior Secured Leverage Ratio (Line II.A ÷ Line II.B):		to 1.00

Maximum Consolidated Senior Secured Leverage Ratio commencing with the Test Period ending September 30, 2015:	3.75 to 1.00

III.	EBITDA for Pricing.

Adjusted Consolidated EBITDA for purposes of determining Applicable Margin[3] (see Preliminary Adjusted Consolidated EBITDA on Schedule 2):	$

[3]	Solely for the purpose of determining the Applicable Margin, Adjusted Consolidated EBITDA, as used in calculating Consolidated Leverage Ratio, will be calculated without giving effect to the limitation on cash distributions received by the Borrower and the Restricted Subsidiaries from any Unrestricted Joint Venture, as set forth in clause (a) of the first proviso set forth in the definition of Adjusted Consolidated EBITDA.

For the Quarter/Year ended                          (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

		Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Four Fiscal Quarter Period Ended
Consolidated Net Income of the Borrower and its Subsidiaries

Plus the following expenses, charges, losses and similar items to the extent deducted in determining Consolidated Net Income for such period:

+	Total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees) and non-cash accretion of discount) net of interest income

+	Provision for taxes based on income (including any Texas franchise Tax provided such franchise Tax is a Tax based on income), foreign withholding taxes and other taxes similar to the foregoing

+	Depreciation and amortization expenses

Plus all non-cash expenses, charges, losses, and similar items, in each case, to the extent deducted in determining Consolidated Net Income for such period, including those relating to the following:

+	Depletion, impairments, write-offs and similar items (including impairment of assets, as contemplated in the Statement of Financial Accounting Standards No. 144 (or any codification thereof), “Accounting for the Impairment or Disposal of Long-Lived Assets”)

+	Accretion expenses associated with provision for abandonment costs

+	Unrealized expenses, charges, losses, revenues, incomes, gains and similar items relating to hedging transactions

+	Equity-based compensation expenses that are not settled in cash

+	Lower of cost or market adjustments to inventory

Minus all non-cash revenues, incomes, gains and similar items, in each case, to the extent included in determining Consolidated Net Income for such period, including those relating to the following:

-	Depletion, impairments, write-offs and similar items (including impairment of assets, as contemplated in the Statement of Financial Accounting Standards No. 144 (or any codification thereof), “Accounting for the Impairment or Disposal of Long-Lived Assets”)

-	Accretion expenses associated with provision for abandonment costs

-	Unrealized expenses, charges, losses, revenues, incomes, gains and similar items relating to hedging transactions

-	Equity-based compensation expenses that are not settled in cash

-	Lower of cost or market adjustments to inventory

Plus expenses, charges, losses and similar items relating to the following:

+	Sales or other dispositions of assets other than inventory sold in the ordinary course of business

+	Items necessary to reconcile the calculation of Consolidated EBITDA to the Borrower’s calculation of Adjusted EBITDA for purposes of its public disclosures, including filings with the SEC; provided, that such items do not exceed 2% of the Borrower’s calculation of Consolidated EBITDA including such items

+	Extraordinary items (as contemplated by GAAP)

+	Transaction Costs

+	Specified Dispute Costs

Minus revenue, gains, income and similar items relating to the following:

-	Sales or other dispositions of assets other than inventory sold in the ordinary course of business

-	Items necessary to reconcile the calculation of Consolidated EBITDA to the Borrower’s calculation of Adjusted EBITDA for purposes of its public disclosures, including filings with the SEC; provided, that such items do not exceed 2% of the Borrower’s calculation of Consolidated EBITDA including such items

-	Extraordinary items (as contemplated by GAAP)

Plus the following substitutions:

+	Cash received (if any) by the Borrower or any Restricted Subsidiary pursuant to any Direct Financing Lease in substitution of any GAAP items reflected in such period attributable to Direct Financing Leases

+	Cash dividends or distributions (or with respect to NEJD SPE 1, loan payments under the NEJD Intercompany Note) received (if any) by the Borrower or any Restricted Subsidiary from Unrestricted Subsidiaries, Joint Ventures, equity investees and any other Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary in substitution of any GAAP items reflected in such period attributable to income/loss of such Persons[4]

[4]	All such dividends or distributions with respect to a relevant accounting period that the Borrower or any Restricted Subsidiary receives within 15 days after such accounting period shall be included as if such amounts had been received during such accounting period.

=	Consolidated EBITDA[5]

+	Pro Forma Adjustments (other than Non-Historical Pro Forma Adjustments and Material Project EBITDA Adjustments)

+	Non-Historical Pro Forma Adjustments, as applicable

+	Material Project EBITDA Adjustments, as applicable

=	(Preliminary) Adjusted Consolidated EBITDA

-	Cash distributions from Unrestricted Joint Ventures in excess of 25% of (Preliminary) Adjusted Consolidated EBITDA (as such (Preliminary) Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Unrestricted Joint Ventures)

=	Adjusted Consolidated EBITDA

[5]	(a) with respect to any Test Period or Calculation Period that includes any fiscal quarter commencing with the June 30, 2017 fiscal quarter and ending with the March 31, 2018 fiscal quarter, Consolidated EBITDA shall not include that portion of GAAP compensation expense (positive or negative) attributable to equity-based compensation settled in cash to the extent such expense results from the Borrower’s common unit price being in excess of or below $32.00 per unit, and (b) with respect to any Test Period or Calculation Period that includes any fiscal quarter commencing with the June 30, 2018 fiscal quarter and ending with the March 31, 2019 fiscal quarter, Consolidated EBITDA shall include (in addition to the applicable GAAP compensation expense) true-up compensation expense (positive or negative) attributable to equity-based compensation settled in cash in an amount (positive or negative) equal to 25% of the product of (x) the difference (positive or negative) between the Borrower’s common unit price on March 31, 2018 minus $32.00, multiplied by (y) number of units outstanding underlying the awards that were adjusted pursuant to clause (a) above.